Exhibit 10.1

JOINDER AGREEMENT

May 19, 2021

By executing this joinder, each of the undersigned hereby agrees, as of the date first set forth above, that such undersigned (i) shall become a party to that certain Letter Agreement, dated February 5, 2021 (as may be amended or restated from time to time, the “Letter Agreement”), by and among HH&L Acquisition Co. (the “Company”), HH&L Investment Co (the “Sponsor”), and the executive officers and directors of the Company, and shall be bound by, and entitled to the rights provided under the terms and provisions of the Letter Agreement as an Insider (as defined therein) solely with respect to the 22,000 Class B ordinary shares of the Company held by  Skyview Enterprises Limited, a company established under the laws of the British Virgin Islands (the “Founder Shares”); and (ii) in the case of Skyview Enterprises Limited, shall become a party to that certain Registration Rights Agreement, dated February 5, 2021 (as may be amended or restated from time to time, the “Registration Rights Agreement”), by and among the Company, the Sponsor and the other Holders signatory thereto (as defined therein), and shall be bound by the terms and provisions of the Registration Rights Agreement as a Holder and entitled to the rights of a Holder under the Registration Rights Agreement and the Founder Shares shall be “Registrable Securities” thereunder.

[Signature Page Follows]

/s/ Derek Nelsen Sulger
Derek Nelsen Sulger

SKYVIEW ENTERPRISES LIMITED

By:
/s/ Derek Nelsen Sulger
Name: Derek Nelsen Sulger
Title: as Authorized Signatory, solely in that capacity and not in any personal capacity

ACKNOWLEDGED AND AGREED:

HH&L ACQUISITION CO.

By:	/s/ Qi Li
Name: Qi Li
Title: Chief Executive Officer

[Signature Page to Joinder Agreement]